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Exhibit 21.1

LIST OF SUBSIDIARIES

        At the time of this offering, the following entities will become subsidiaries of The Blackstone Group L.P.:

Name	Jurisdiction of Incorporation or Organization
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings III GP L.L.C.	Delaware
Blackstone Holdings IV GP L.P.	Delaware
Blackstone Holdings V GP L.P.	Québec
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III L.P.	Delaware
Blackstone Holdings IV L.P.	Québec
Blackstone Holdings V L.P.	Québec
Blackstone Group Holdings L.P.	Delaware
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Alternative Asset Associates L.L.C.	Delaware
Blackstone Advisory Services L.P. (formerly The Blackstone Group L.P.)	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
International Alternative Asset Ltd.	Cayman Islands
BAS L.L.C.	Delaware
The Blackstone Group Inc.	Delaware
TBG Realty Corp.	New York
Blackstone Financial Services Inc. (trademark)	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners V L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Team Co-Invest L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
BRE Advisors V L.L.C.	Delaware
Blackstone Real Estate Advisors VI L.P.	Delaware
BRE Advisors VI L.L.C.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
BRE Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors International II L.P.	Delaware
BRE Advisors International II L.L.C.	Delaware
Blackstone Property Management L.L.C.	Delaware
BREA Property Management of France Sarl	France
BREA Connecticut Managers, L.L.C.	Delaware
BREA Management of California L.L.C.	Delaware
BREA Management of Georgia L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware

BREA Management of New York L.L.C.	Delaware
BREA Management of Ohio L.L.C.	Delaware
BREA Property Management of California L.L.C.	Delaware
BREA Property Management of California Sub Inc.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Georgia Inc.	Delaware
BREA Property Management of Georgia L.L.C.	Delaware
BREA Property Management of Illinois Inc.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Maryland L.L.C.	Delaware
BREA Property Management of Massachusetts Inc.	Delaware
BREA Property Management of Massachusetts L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of New York L.L.C.	Delaware
BREA Property Management of Ohio L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA Property Management of Virginia L.L.C.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
BMEZ Advisors L.L.C.	Delaware
Blackstone Mezzanine Advisors II L.P.	Delaware
BMEZ Advisors II L.L.C.	Delaware
BCLO Advisors L.L.C.	Delaware
BDA Funding L.P.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Intermediate Funding L.P.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Debt Origination L.P.	Delaware
Blackstone Debt Origination Associates L.L.C.	Delaware
Blackstone DO Associates L.L.C.	Delaware
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Debt Securities Associates L.P.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Kailix Associates L.L.C.	Delaware
Blackstone L/S Advisors L.L.C.	Delaware
Blackstone L/S Associates L.L.C.	Delaware
Blackstone Asia Advisors L.L.C.	Delaware
Blackstone Asia Opportunities Associates L.L.C.	Delaware
Park Hill Group Holdings L.L.C.	Delaware
Park Hill Group L.L.C.	Delaware
Park Hill Real Estate Group L.L.C.	Delaware
PHREG Holdings L.L.C.	Delaware
Blackstone Fund Services India Private Limited	India
Blackstone Advisors India Private Limited	India
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group Deutschland GMBH	Hamburg
The Blackstone Group International Limited	United Kingdom

Blackstone Services Mauritius Ltd	Mauritius
Blackstone Services Mauritius II Ltd	Mauritius
The Blackstone Group Mauritius Ltd	Mauritius
The Blackstone Group Mauritius II Ltd	Mauritius
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings (Alberta) IV L.P.	Alberta
BRE Holdings (Alberta) IV L.P.	Alberta
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings V-A L.P.	Delaware
Blackstone Real Estate Holdings (Offshore) V L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) V-A L.P.	Alberta
BRE Holdings (Offshore) V L.P.	Alberta
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Holdings VI-A L.P.	Delaware
Blackstone Real Estate Holdings International-A L.P.	Alberta
Blackstone Real Estate Holdings International-B L.P.	Alberta
BRE Holdings International A-L.P.	Alberta
BRE Holdings International B-L.P.	Alberta
Blackstone Real Estate Holdings International II L.P.	Alberta
Blackstone Real Estate Holdings International II-A L.P.	Alberta
BRE Holdings International II L.P.	Alberta
Blackstone Group Real Estate Holdings (Alberta) IV L.P.	Alberta
Blackstone Group Real Estate Holdings International (Alberta) II L.P.	Alberta
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Alberta
BCA IV L.L.C.	Delaware
Blackstone Capital Associates IV L.P.	Delaware
Blackstone Capital Commitment Partners IV L.P.	Delaware
Blackstone Management Associates IV L.L.C.	Delaware
BCA (Cayman) IV L.P.	Cayman Islands
Blackstone Capital Associates (Cayman) IV L.P.	Cayman Islands
Blackstone Capital Commitment Partners (Cayman) IV L.P.	Cayman Islands
Blackstone LR Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone Management Associates (Cayman) IV L.P.	Cayman Islands
BCA SGP (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone SGP Capital Associates (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Capital Commitment Partners (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Participation Partnership (Cayman) IV L.P.	Cayman Islands
BMA V L.L.C.	Delaware
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Capital Associates V L.P.	Delaware
BCA V L.L.C.	Delaware
Blackstone Management Associates (Cayman) V L.P.	Cayman Islands
BMA (Cayman) V L.P.	Cayman Islands
Blackstone Capital Associates (Cayman) V L.P.	Cayman Islands
BCA (Cayman) V L.P.	Cayman Islands
Blackstone LR Associates (Cayman) V Ltd.	Cayman Islands
Blackstone Management Associates V USS L.L.C.	Delaware

BMA V USS L.L.C.	Delaware
Blackstone Capital Associates V USS L.P.	Delaware
BCA V USS L.L.C.	Delaware
BCCA I L.L.C.	Delaware
Blackstone Communications Capital Associates I L.P.	Delaware
Blackstone Communications Capital Commitment Partners I L.P.	Delaware
Blackstone Communications Management Associates I L.L.C.	Delaware
BCA Communications (Cayman) L.D.C.	Cayman Islands
Blackstone Communications Capital Associates (Cayman) L.P.	Cayman Islands
Blackstone Communications Management Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Communications Associates (Cayman) L.D.C.	Cayman Islands
Blackstone FI Communications Capital Commitment Partners (Cayman) L.P.	Cayman Islands
Blackstone RE Capital Commitment Partners IV L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Capital Associates IV L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners IV L.P.	Delaware
Blackstone Real Estate Management Associates IV L.P.	Delaware
BREA IV L.L.C.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Management Associates V L.P.	Delaware
Blackstone Real Estate Capital Associates V L.P.	Delaware
BREA V L.L.C.	Delaware
BREA V Sub L.L.C.	Delaware
BRE Holdings V L.P.	Delaware
Blackstone Real Estate Associates (Offshore) V L.P.	Alberta
Blackstone RE Management Associates (Offshore) V L.P.	Alberta
Blackstone Real Estate Management Associates (Offshore) V L.P.	Alberta
Blackstone Real Estate Capital Associates (Offshore) V L.P.	Alberta
BRE Associates (Offshore) V L.P.	Alberta
Blackstone Real Estate (Cayman) V Ltd.	Cayman Islands
BREA (Cayman) V Ltd.	Cayman Islands
Blackstone Real Estate Associates VI L.P.	Delaware
BRE Holdings VI L.P.	Delaware
Blackstone Real Estate Management Associates VI L.P.	Delaware
Blackstone Real Estate Capital Associates VI L.P.	Delaware
BREA VI L.L.C.	Delaware
BREA VI Sub L.L.C.	Delaware
Blackstone RE Capital Commitment Partners International L.P.	Alberta
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates International (Alberta) L.P.	Alberta
Blackstone Real Estate Capital Associates International L.P.	Alberta
Blackstone Real Estate Capital Commitment Partners International L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners International (Alberta) L.P.	Alberta
Blackstone Real Estate Management Associates International L.P.	Alberta
BRE Associates International L.P.	Alberta

BRE Capital Commitment Partners International L.P.	Alberta
BREA International (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate International (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Capital Commitment Partners International (Delaware) L.L.C.	Delaware
Blackstone GS Partners (Cayman) Ltd.	Cayman Islands
BREA International (Cayman) II Ltd.	Cayman Islands
Blackstone Real Estate Management Associates International II L.P.	Alberta
BRE Associates International II L.P.	Alberta
Blackstone Real Estate Capital Associates International II L.P.	Alberta
Blackstone Real Estate International (Cayman) II Ltd.	Cayman Islands
Blackstone Real Estate Associates International II (Alberta) L.P.	Alberta
Blackstone Real Estate Associates International II L.P.	Delaware
BRE Capital Commitment Partners International II L.P.	Alberta
Blackstone RE Capital Commitment Partners International II L.P.	Alberta
Blackstone Real Estate Capital Commitment Partners International II (Alberta) L.P.	Alberta
Blackstone Real Estate Capital Commitment Partners International II L.P.	Delaware
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Capital Commitment Partners International (Delaware) II L.L.C.	Delaware
Blackstone UK Properties-A L.L.C.	Delaware
Blackstone UK Properties-B L.L.C.	Delaware
Blackstone UK Properties L.L.C.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine Capital Associates L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone MM Capital Commitment Partners L.P.	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Capital Associates II L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners II L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone MM Capital Commitment Partners II L.P.	Delaware
BFI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Capital Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Capital Commitment Partners (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Management Associates (Cayman) LDC	Cayman Islands
Blackstone FI MM Capital Commitment Partners (Cayman) L.P.	Cayman Islands
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Capital Associates L.P.	Delaware
Blackstone DL Mezzanine Capital Commitment Partners L.P.	Delaware

Blackstone DL Mezzanine Holdings L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone DL MM Capital Commitment Partners L.P.	Delaware
Blackstone FI Mezzanine Holdings (Cayman) II L.P.	Cayman Islands
Blackstone FI Mezzanine Capital Commitment Partners (Cayman) II L.P.	Cayman Islands
Blackstone FI MM Capital Commitment Partners (Cayman) II L.P.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) II L.P.	Cayman Islands
Blackstone FI Mezzanine Capital Associates (Cayman) II L.P.	Cayman Islands
BFI Mezzanine Associates (Cayman) II L.P.	Cayman Islands
Blackstone FI Mezzanine (Cayman) II Ltd.	Cayman Islands
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners II USS L.P.	Delaware
Blackstone MM Capital Commitment Partners II USS L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Capital Associates II USS L.P.	Delaware
Blackstone Mezzanine Management Associates II USS L.P.	Delaware
Blackstone SL.P. Investors L.L.C.	Delaware
BREM L.L.C.	Delaware
BHFA L.L.C.	Delaware
Asia Opportunities Fund L.P.	Delaware
Asia Tigers Fund, Inc.	Maryland
BCP (Cayman) V-S L.P.	Cayman Islands
BCP Pacific Partners L.P.	Delaware
BCP V (Cayman) Co-Investors L.P.	Cayman Islands
BCP V Co-Investors L.P.	Delaware
BCP V-S L.P.	Delaware
BDD Affiliates Fund II L.L.C.	Delaware
BDD Affiliates Fund L.L.C.	Delaware
BEDF Non-Taxable L.P.	Delaware
BGH Internet Investments L.L.C.	Delaware
BGH ITM Investments L.L.C.	Delaware
BGH Optic Investments L.L.C.	Delaware
Blackport Capital Fund Europe Sarl	Cayman Islands
Blackport Capital Fund Ltd.	Cayman Islands
Blackstone Advisory Directors Partnership L.P.	Delaware
Blackstone Asia Opportunities Domestic Fund L.P.	Delaware
Blackstone Asia Opportunities Fund L.L.C.	Delaware
Blackstone Automotive Co-Invest Capital Partners L.P.	Delaware
Blackstone AV Real Estate Partners II L.P.	Delaware
Blackstone BC Capital Partners L.P.	Delaware
Blackstone BC Offshore Capital Partners L.P.	Cayman Islands
Blackstone Berkeley Square Fund Ltd.	Cayman Islands
Blackstone Bridge Advisors L.P.	Delaware
Blackstone Bridge Associates L.P.	Delaware
Blackstone C Fund L.P.	Delaware
Blackstone C Offshore Fund Ltd.	Cayman Islands
Blackstone Capital Partners (Cayman) IV L.P.	Cayman Islands

Blackstone Capital Partners (Cayman) IV-A L.P.	Cayman Islands
Blackstone Capital Partners (Cayman) V-A L.P.	Cayman Islands
Blackstone Capital Partners (Cayman) V L.P.	Cayman Islands
Blackstone Capital Partners (Cayman) V-AC L.P.	Cayman Islands
Blackstone Capital Partners IV-A L.P.	Delaware
Blackstone Capital Partners IV L.P.	Delaware
Blackstone Capital Partners V L.P.	Delaware
Blackstone Capital Partners V USS, L.P.	Delaware
Blackstone Capital Partners V-AC L.P.	Delaware
Blackstone CCC Capital Partners L.P.	Delaware
Blackstone CCC Offshore Capital Partners L.P.	Cayman Islands
Blackstone CCP Investments L.L.C	Delaware
Blackstone Chemical Co-invest Partners (Cayman) L.P.	Cayman Islands
Blackstone CMP Real Estate Partners II L.P.	Delaware
Blackstone Columbus Avenue Fund L.P.	Delaware
Blackstone Columbus Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone Commodities Fund L.P.	Delaware
Blackstone Commodities Offshore Fund Ltd.	Cayman Islands
Blackstone Communications Partners I L.P.	Delaware
Blackstone Corporate Opportunities Master Fund L.P.	Delaware
Blackstone Corporate Opportunities Offshore Master Fund Ltd.	Cayman Islands
Blackstone Credit Opportunities Fund L.P.	Delaware
Blackstone Credit Opportunities Offshore Fund Ltd.	Cayman Islands
Blackstone DDS Communications Partners L.P.	Delaware
Blackstone Delaware Services (Cayman) L.D.C.	Cayman Islands
Blackstone Distressed Debt Holdings (Cayman) Ltd.	Cayman Islands
Blackstone Distressed Opportunities Fund L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone Distressed Securities Offshore Fund Ltd.	Cayman Islands
Blackstone DL Family Mezzanine Partnership L.P.	Delaware
Blackstone Domestic Capital Partners L.P.	Delaware
Blackstone Double AL.P.ha Offshore Fund Ltd.	Cayman Islands
Blackstone Dredging Partners L.P.	Delaware
Blackstone Dynamic AL.P.ha Offshore Fund Ltd.	Cayman Islands
Blackstone ECC Capital Partners IV L.P.	Delaware
Blackstone ECC Capital Partners IV-A L.P.	Delaware
Blackstone Emerging Markets Fund L.P.	Delaware
Blackstone Emerging Markets Offshore Fund Ltd.	Cayman Islands
Blackstone Employee Fund L.P.	Delaware
Blackstone Equity Low Net Exposure Fund L.P.	Delaware
Blackstone Equity Low Net Exposure Offshore Fund Ltd.	Cayman Islands
Blackstone Event Driven Fund L.P.	Delaware
Blackstone Event Driven Offshore Master Fund Ltd.	Cayman Islands
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family Investment Partnership (Cayman) IV-A L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V-A L.P.	Cayman Islands

Blackstone Family Investment Partnership IV-A L.P.	Delaware
Blackstone Family Investment Partnership IV-B L.P. (Inactive)	Delaware
Blackstone Family Investment Partnership V-A L.P.	Delaware
Blackstone Family Investment Partnership V-A USS L.P.	Delaware
Blackstone Family Investment Partnership V-USS L.P.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Mezzanine Partnership II L.P.	Delaware
Blackstone Family Mezzanine Partnership II USS L.P.	Delaware
Blackstone Family Mezzanine Partnership L.P.	Delaware
Blackstone Family Real Estate Partnership (Alberta) IV L.P.	Alberta
Blackstone Family Real Estate Partnership V L.P.	Delaware
Blackstone Family Real Estate Partnership (Offshore) V L.P.	Alberta
Blackstone Family Real Estate Partnership International-A L.P.	Alberta
Blackstone Family Real Estate Partnership International-B L.P.	Alberta
Blackstone Family Real Estate Partnership International II L.P.	Alberta
Blackstone Family Real Estate Partnership IV L.P.	Delaware
Blackstone Family Real Estate Partnership VI L.P.	Delaware
Blackstone Far East Distressed Situations L.L.C.	Delaware
Blackstone FC Capital Partners IV-A L.P.	Delaware
Blackstone FC Capital Partners IV L.P.	Delaware
Blackstone FC Communications Partners L.P.	Delaware
Blackstone FCH Capital Partners IV-A L.P.	Delaware
Blackstone FCH Capital Partners IV-B L.P.	Delaware
Blackstone FCH Capital Partners IV L.P.	Delaware
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman Islands
Blackstone FI Communications Partners (Cayman) L.P.	Cayman Islands
Blackstone FI Family Mezzanine Partnership (Cayman) II L.P.	Cayman Islands
Blackstone FI Family Mezzanine Partnership (Cayman) L.P.	Cayman Islands
Blackstone Fifth Avenue Fund L.P.	Delaware
Blackstone Fifth Avenue Offshore Euro Fund Ltd.	Cayman Islands
Blackstone Fifth Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone Fifth Avenue Offshore Master Fund Ltd.	Cayman Islands
Blackstone Firestone Principal Transaction Partners (Cayman) L.P.	Cayman Islands
Blackstone Firestone Transaction Participation Partners (Cayman) L.P	Cayman Islands
Blackstone Fixed Income and Trading Opportunities Fund L.P.	Delaware
Blackstone Fixed Income and Trading Opportunities Offshore Fund Ltd.	Cayman Islands
Blackstone FS Fund L.P.	Delaware
Blackstone FS Offshore Fund Ltd.	Cayman Islands
Blackstone G Fund L.P.	Delaware
Blackstone G Offshore Fund Ltd.	Cayman Islands
Blackstone Global Park Avenue Fund L.P.	Cayman Islands
Blackstone Greenwich Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone GT Communications Partners L.P.	Delaware
Blackstone H.F. Advisors L.P.	Delaware
Blackstone H.F. Associates L.L.C.	Delaware
Blackstone Health Commitment Partners-A L.P.	Delaware
Blackstone Health Commitment Partners L.P.	Delaware

Blackstone Hedged Equity Fund L.P.	Delaware
Blackstone Hedged Equity Offshore Fund Ltd.	Cayman Islands
Blackstone Hedged Equity Offshore Master Fund Ltd.	Cayman Islands
Blackstone HF Partners L.P.	Delaware
Blackstone iPCS Capital Partners L.P.	Delaware
Blackstone iPCS Offshore Capital Partners L.P.	Cayman Islands
Blackstone Kabel Partners (Cayman) A L.P.	Cayman Islands
Blackstone Kailix Advisors L.L.C.	Delaware
Blackstone Kailix Affiliates Fund II L.L.C.	Delaware
Blackstone Kailix Affiliates Fund L.L.C.	Delaware
Blackstone Kailix Fund L.P.	Delaware
Blackstone Kailix Holdings L.P.	Cayman Islands
Blackstone Kailix Offshore Fund Ltd.	Cayman Islands
Blackstone KC Capital Partners L.P.	Delaware
Blackstone KC Offshore Capital Partners L.P.	Cayman Islands
Blackstone LR Fund L.P.	Delaware
Blackstone LR Offshore Fund Ltd.	Cayman Islands
Blackstone Madison Avenue Fund L.P.	Delaware
Blackstone Madison Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone Market Opportunities Fund L.P.	Delaware
Blackstone Market Opportunities Offshore Fund SPC	Cayman Islands
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone NSS Communications Partners (Cayman) L.P.	Cayman Islands
Blackstone Offshore Capital Partners L.P.	Cayman Islands
Blackstone Offshore Capital Partners II L.P.	Cayman Islands
Blackstone Offshore Capital Partners III L.P.	Cayman Islands
Blackstone LR Offshore Capital Partners L.P.	Cayman Islands
Blackstone Pacific Opportunities Master Fund L.P.	Delaware
Blackstone Pacific Opportunities Offshore Fund Ltd.	Cayman Islands
Blackstone Pacific Opportunities OS (E) Master Fund Ltd.	Cayman Islands
Blackstone Pacific Opportunities OS Master Fund Ltd.	Cayman Islands
Blackstone Park Avenue Fund L.P.	Delaware
Blackstone Park Avenue Non-Taxable Fund L.P.	Delaware
Blackstone Park Avenue Non-Taxable Offshore Master Fund Ltd.	Cayman Islands
Blackstone Park Compass Fund Ltd.	Cayman Islands
Blackstone Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Participation Partnership IV L.P.	Delaware
Blackstone Participation Partnership V L.P.	Delaware
Blackstone Participation Partnership V USS L.P.	Delaware
Blackstone Partners Investment Fund L.P.	Delaware
Blackstone Partners Non-Taxable Offshore Master Fund Ltd.	Cayman Islands
Blackstone Partners Non-Taxable Offshore Overlay Fund I Ltd.	Cayman Islands
Blackstone Partners Non-Taxable Offshore Overlay Fund II Ltd.	Cayman Islands
Blackstone Partners Non-Taxable Offshore Sterling Fund Ltd.	Cayman Islands
Blackstone Partners Offshore Euro Fund Ltd.	Cayman Islands
Blackstone Partners Offshore Feeder Fund Ltd.	Cayman Islands
Blackstone Partners Offshore Fund Ltd.	Cayman Islands

Blackstone Partners Offshore Master Fund Ltd.	Cayman Islands
Blackstone Partners Offshore Sterling Fund Ltd.	Cayman Islands
Blackstone R Fund L.P.	Delaware
Blackstone R Offshore Fund Ltd.	Cayman Islands
Blackstone RE Capital Commitment Partners (Alberta) IV L.P.	Alberta
Blackstone RE Management Associates (Alberta) IV L.P.	Alberta
Blackstone Real Estate (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate Associates (Alberta) IV L.P.	Alberta
Blackstone Real Estate Capital Associates (Alberta) IV L.P.	Alberta
Blackstone Real Estate Capital Commitment Partners (Alberta) IV L.P.	Alberta
Blackstone Real Estate Management Associates L.P.	Delaware
Blackstone Real Estate Offshore Capital Partners, L.P.	Delaware
Blackstone Real Estate Partners (Alberta) IV L.P.	Alberta
Blackstone Real Estate Partners (Alberta) IV.F L.P.	Alberta
Blackstone Real Estate Partners (Alberta) IV.TE.1 L.P.	Alberta
Blackstone Real Estate Partners (Alberta) IV.TE.2 L.P.	Alberta
Blackstone Real Estate Partners (Alberta) IV.TE.3-A L.P.	Alberta
Blackstone Real Estate Partners (DC) IV.TE.1 L.P.	Delaware
Blackstone Real Estate Partners (DC) IV.TE.2 L.P.	Delaware
Blackstone Real Estate Partners (DC) IV.TE.3-A L.P.	Delaware
Blackstone Real Estate Partners (Europe) IV.TE.1 L.P.	Delaware
Blackstone Real Estate Partners (Europe) IV.TE.2 L.P.	Delaware
Blackstone Real Estate Partners (Europe) IV.TE.3-A L.P	Delaware
Blackstone Real Estate Partners (Offshore) V L.P.	Alberta
Blackstone Real Estate Partners (Offshore) V.F L.P.	Alberta
Blackstone Real Estate Partners (Offshore) V.T.E.1 L.P.	Alberta
Blackstone Real Estate Partners (Offshore) V.T.E.2 L.P.	Alberta
Blackstone Real Estate Partners Four L.P.	Delaware
Blackstone Real Estate Partners International I.D L.P.	United Kingdom
Blackstone Real Estate Partners International I.D.2 L.P.	United Kingdom
Blackstone Real Estate Partners International I.E L.P.	United Kingdom
Blackstone Real Estate Partners International II L.P.	United Kingdom
Blackstone Real Estate Partners IV L.P.	Delaware
Blackstone Real Estate Partners IV.F L.P.	Delaware
Blackstone Real Estate Partners IV.TE.1 L.P.	Delaware
Blackstone Real Estate Partners IV.TE.2 L.P.	Delaware
Blackstone Real Estate Partners IV.TE.3-A, L.P.	Delaware
Blackstone Real Estate Partners Three, L.P.	Delaware
Blackstone Real Estate Partners V L.P.	Delaware
Blackstone Real Estate Partners V.F L.P.	Delaware
Blackstone Real Estate Partners V.TE.1 L.P.	Delaware
Blackstone Real Estate Partners V.TE.2 L.P.	Delaware
Blackstone Real Estate Partners VI L.P.	Delaware
Blackstone Real Estate Partners VI.F L.P.	Delaware
Blackstone Real Estate Partners VI.TE.1 L.P.	Delaware
Blackstone Real Estate Partners VI.TE.2 L.P.	Delaware
Blackstone RH Capital Partners L.P.	Cayman Islands

Blackstone RH Management Associates (Cayman) L.P.	Cayman Islands
Blackstone RH Offshore Capital Partners L.P.	Cayman Islands
Blackstone RH Offshore Fund Ltd.	Cayman Islands
Blackstone Rose Hills Offshore Capital Partners L.P.	Cayman Islands
Blackstone S Fund L.P.	Delaware
Blackstone S Offshore Fund Ltd.	Cayman Islands
Blackstone SERS Customized Fund L.P.	Delaware
Blackstone Services (Cayman) L.D.C.	Cayman Islands
Blackstone SGP Capital Partners (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Capital Partners (Cayman) IV-A L.P.	Cayman Islands
Blackstone SGP Family Investment Partnership (Cayman) IV-A L.P.	Cayman Islands
Blackstone Sixth Avenue Offshore Master Fund Ltd.	Cayman Islands
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Strategic Equity Master Fund L.P.	Delaware
Blackstone Strategic Equity Offshore Fund Ltd.	Cayman Islands
Blackstone Strategic Equity Offshore Master Fund Ltd.	Cayman Islands
Blackstone TG Capital Partners IV L.P.	Delaware
Blackstone TG Capital Partners IV-B L.P.	Delaware
Blackstone Topaz Fund L.P.	Delaware
Blackstone Transportation Capital Partners L.P.	Delaware
Blackstone UC Capital Associates L.P.	Delaware
Blackstone UC Capital Commitment Partners L.P.	Delaware
Blackstone UC Capital Partners L.P.	Delaware
Blackstone UC Management Associates L.L.C.	Delaware
Blackstone UC Offshore Capital Partners L.P.	Cayman Islands
Blackstone UC Services (Cayman) L.D.C.	Cayman Islands
Blackstone UTP Capital Partners A L.P.	Delaware
Blackstone UTP Capital Partners L.P.	Delaware
Blackstone UTP Offshore Capital Partners L.P.	Cayman Islands
Blackstone Vanderbilt Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone Vanderbilt Avenue Offshore Master Fund Ltd.	Cayman Islands
Blackstone Vanderbilt Avenue Offshore Sterling Fund Ltd.	Cayman Islands
BCP Volume L.P.	Delaware
BCP Offshore Volume L.P.	Cayman Islands
Blackstone W Fund L.P.	Delaware
Blackstone W Offshore Fund Ltd.	Cayman Islands
Blackstone West End Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone York Avenue Offshore Fund Ltd.	Cayman Islands
Blackstone Z Fund L.P.	Delaware
Blackstone Z Offshore Fund Ltd.	Cayman Islands
Blackstone Zurich Offshore Fund Ltd.	Cayman Islands
Blackstone ECC Communications Partners L.P.	Delaware
Bluebeech Fund Ltd.	Cayman Islands
BMCA III L.L.C.	Delaware
BMOF I L.L.C.	Delaware
BMOF I Ltd.	Delaware
BPIF Non-Taxable L.P.	Delaware
BRE Associates (Alberta) IV L.P.	Alberta

BRE Capital Commitment Partners (Alberta) IV L.P.	Alberta
BRE/Satellite Co-Investors L.P.	Delaware
BREA (Cayman) IV Ltd.	Cayman Islands
BREP (AIV) V L.P.	Delaware
BREP International Alberta L.P.	Alberta
BREP International II (Alberta) L.P.	Alberta
BREP IV Alberta Feeder TE.1 L.P.	Alberta
BREP IV Alberta Feeder TE.2 L.P.	Alberta
BREP IV Alberta Feeder TE.3 L.P.	Alberta
BREP IV Alberta Feeder (Offshore) TE.1 L.P.	Alberta
BREP IV Alberta Feeder (Offshore) TE.2 L.P.	Alberta
BREP IV Alberta Feeder (Offshore) TE.3-A L.P.	Alberta
BREP V Alberta Feeder (Offshore)TE.1 L.P.	Alberta
BREP V Alberta Feeder (Offshore)TE.2 L.P.	Alberta
BUCCA L.L.C.	Delaware
Great Lakes Transportation Holdings L.P.	Delaware
India Fund, Inc.	Maryland
Kailix Advisors L.L.C.	Delaware
Kailix Associates L.L.C.	Delaware
MGH Sapphire Holdings Ltd.	Cayman Islands
P&S Investments I L.L.C.	Delaware
The Blackstone Aquamarine Fund Ltd.	Cayman Islands
Blackstone Family Real Estate Partnership IV L.P.	Delaware
Blackstone Family Mezzanine Partnership L.P.	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners International (Alberta) L.P.	Alberta
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone H.F. Associates L.L.C.	Delaware
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Asia Advisory Holdings L.L.C.	Delaware
Blackstone FI Capital Partners (Cayman) L.P.	Cayman Islands
Blackstone F12 Capital Partners (Cayman) L.P.	Cayman Islands
Blackstone FI Offshore Capital Partners (Cayman) L.P.	Cayman Islands
Blackstone FI Communications Partners (Cayman) L.P.	Cayman Islands

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